Exhibit 10.46

Carrier Agreement

This Agreement (“Agreement”) is made and entered into by and between Provide Commerce, Inc., a Delaware corporation (“Customer”) and United Parcel Service Inc., an Ohio Company (“UPS”).

UPS will provide the pickup and delivery services (“Services”) as set forth below subject to the terms of this Agreement. These Services will be provided with the incentives (“Incentives”) as also set forth below. These Incentives shall only be available to the locations and account numbers identified in Addendum A. Account numbers of Customer and its affiliates, each of which is more than fifty percent (50%) owned by customer, and Customer’s vendors shipping specifically for Customer, may be added or deleted only by mutual written agreement by both Parties and require [***] notice to UPS to become effective. Customer is prohibited from reselling or offering Incentives to any other party without the prior written consent of UPS and failure to comply with this prohibition may result in immediate cancellation of this Agreement.

Customer acknowledges and agrees that the Incentives and the minimum rates in Addendum B are based on and derived from the most recently published UPS list rates available at www.ups.com and are subject to change based on changes to such list rates. Each eligible package (or shipment) and accessorial will receive its applicable Incentive for the term of this Agreement. Incentives are applied on [***] basis unless otherwise specified. Incentives shall be applied to prepaid outbound shipments unless otherwise noted. This Agreement will be subject to periodic review by UPS for Customer compliance.

Customer agrees to provide UPS with Timely Upload of electronic Package Level Detail (“PLD”) in a form acceptable to UPS. PLD includes, but is not limited to, consignee’s full name, complete delivery address, package weight and zone. Timely Upload is defined as the electronic transmission of PLD to UPS at the time the packages are tendered to UPS. Customer agrees to provide smart labels on all packages tendered to UPS. A smart label, as defined herein and described in the current UPS Guide to Labeling, which may be updated from time to time by UPS, includes, but is not limited to, a MaxiCode, Postal Bar Code, current UPS Routing Code, appropriate UPS Service Icon and a UPS 1Z Tracking Number Bar Code. Customer further agrees that all shipping locations will use a UPS OnLine or OnLine compatible shipping solution that is approved and authorized by UPS as such.

Customer agrees to pay for all shipments in full within [***] of receipt of invoice.

All Services provided by UPS shall be pursuant to the UPS Rate and Service Guide and UPS Tariff in effect at the time of shipping, both of which are incorporated herein by reference and which may be subject to change without notice.

Customer and UPS agree to maintain the confidentiality of this Agreement including its rates, terms and incentives (“Confidential Information”) unless disclosure is required by law. Customer agrees not to post or publicly display this Confidential Information unless required in accordance with its filings with the U.S. Securities and Exchange commission and the determination of Customer’s securities legal counsel in connection therewith.

The Incentives will remain in effect for 157 weeks. At the end of this Agreement, UPS in its sole discretion, reserves the right to extend the terms of this Agreement on a month-to-month basis. Notwithstanding, UPS and Customer agree that either party may terminate this Agreement upon 30 calendar days prior written notice.

This offer is void if not accepted by January 8, 2005 (“Deadline”). Customer may accept Agreement by providing a duly signed copy of this Agreement to UPS by the Deadline. This Agreement supercedes all other agreements between the Customer and UPS regarding these Services. This Agreement is hereby signed and executed by authorized representatives of both parties.

UPS United Parcel Service Inc.		Customer Provide Commerce, Inc.

By:	/s/ Illegible	By:	/s/ Mark Sottosanti
Title:	Account Manager	Title:	SVP, Planning & Logistics
Address:	7925 Ronson Rd, SDCA 92111	Address:	5005 Wateridge Vista Dr, Suite 200
Date Signed:	12/10/04	Date Signed:	12/10/04

Effective Date: 12/18/04

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Carrier Agreement Page 1 of 1

Addendum A List of Account Numbers

Provide Commerce’s UPS accounts identified below shall be included in the agreement between United Parcel Service Inc. (Carrier) and Provide Commerce (Account):

The following accounts are eligible for incentives as specified in Addendum B:

ACCOUNT	NAME AND ADDRESS	Commodity Tier **

[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Addendum A Page 2 of 11

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]

*	If there is an account number for the same service included in another UPS agreement, such account number will be deemed deleted from such other agreement as of the effective date.

**	The Commodity tier displayed is for Hundredweight outbound prepaid. For other Hundredweight Billing Options (third party, freight collect and consignee billing) please refer to the Hundredweight service contract agreement. The stated commodity tier supercedes applicable provisions in Section 2 of the Hundredweight Service Contract Agreement.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Addendum A Page 3 of 11

Addendum B Incentives

All incentives contained in this Addendum B apply to the effective UPS rate at the time of shipment and shall be applied on a weekly basis unless otherwise specified.1

[***] - Incentives Off Effective Rates	N-[***]

Weight	Zones
(lbs)
1-150	[***]

Incentives effective from November 6, 2004 to January 29, 2005. Commitment levels for [***] are at least [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

[***] - Incentives Off Effective Rates	N-[***]

Weight	Zones
(lbs)
1-150	[***]

Incentives effective from November 6, 2004 to January 29, 2005. Commitment levels for [***] are at least [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1

[***] - Incentives Off Effective Rates	N-[***]

Weight	Zones
(lbs)
1-150	[***]

Incentives effective from November 6, 2004 to January 29, 2005. Commitment levels for [***] are at least [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 2

[***] - Incentives Off Effective Rates	N-[***]

Weight	Zones
(lbs)
1-150	[***]

Incentives effective from February 5, 2005 to November, 3, 2007. Commitment levels for [***] are at least [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

[***] - Incentives Off Effective Rates	N-[***]

Weight	Zones
(lbs)
1-150	[***]

Incentives effective from February 5, 2005 to November 3, 2007. Commitment levels for [***] are at least [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1

[***] - Incentives Off Effective Rates	N-[***]

Weight	Zones
(lbs)
1-150	[***]

Incentives effective from February 5, 2005 to November 3,2007. Commitment levels for [***] are at least [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 2

UPS [***] - Incentives Off Effective Rates	N-[***]

Zones
[***]
[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Addendum B Page 4 of 11

Incentives effective from November 6, 2004 to January 29,2005. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***]. The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

UPS [***] - Incentives Off Effective Rates	N-[***]

Zones
[***]	[***]

Incentives effective from February 5,2005 to November 3, 2007. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

UPS [***] - Incentives Off Effective Rates	N-[***]

Zones
[***]	[***]

Incentives effective from November 6,2004 to January 29,2005. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

UPS [***] - Incentives Off Effective Rates	N-[***]

Zones
[***]	[***]

Incentives effective from February 5, 2005 to November 3,2007. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

UPS [***] - Incentives Off Effective Rates	N-[***]

Weight (lbs)	Zones
1 and up	[***]

Incentives effective from November 6, 2004 to January 29, 2005. Commitment levels for UPS [***]are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

UPS [***]- Incentives Off Effective Rates	N-[***]

Weight (lbs)	Zones
1 and up	[***]

Incentives effective from February 5, 2005 to November 3, 2007. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

UPS [***]- Incentives Off Effective Rates	N-[***]

Weight (lbs)	Zones
1 and up	[***]

Incentives effective from November 6, 2004 to January 29, 2005. Commitment levels for UPS [***]are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

UPS [***]- Incentives Off Effective Rates	N-[***]

Weight (lbs)	Zones
1 and up	[***]

Incentives effective from February 5, 2005 to November 3, 2007. Commitment levels for UPS [***]are at least [***]. This inceptive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

UPS [***] - Incentives Off Effective Rates	N-[***]

Zones
[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Addendum B Page 5 of 11

Incentives effective from November 6, 2004 to January 29, 2005. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

*	Shipper agrees to comply with the restrictions required under the Private Express Statute in its UPS [***] letters.

UPS [***] - Incentives Off Effective Rates	N-[***]

Zones

[***]	[***]

Incentives effective from February 5, 2005 to November 3, 2007. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS Next Day Air Saver Letter FC Commercial.

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

*	Shipper agrees to comply with the restrictions required under the Private Express Statute in its UPS [***] letters.

UPS [***]* - Incentives Off Effective Rates	N-[***]

Zones

[***]	[***]

Incentives effective from November 6, 2004 to January 29, 2005. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

*	Shipper agrees to comply with the restrictions required under the Private Express Statute in its UPS [***] letters.

UPS [***]* - Incentives Off Effective Rates	N-[***]

Zones

[***]	[***]

Incentives effective from February 5, 2005 to November 3, 2007. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

*	Shipper agrees to comply with the restrictions required under the Private Express Statute in its UPS [***] letters.

UPS [***] - Incentives Off Effective Rates	N-[***]

Weight (lbs)	Zones

1 and up	[***]

Incentives effective from November 6, 2004 to January 29, 2005. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***] .

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

UPS [***] - Incentives Off Effective Rates	N-[***]

Weight (lbs)	Zones

1 and up	[***]

Incentives effective from February 5, 2005 to November 3, 2007. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

UPS [***] - Incentives Off Effective Rates	N-[***]

Weight (lbs)	Zones

1 and up	[***]

Incentives effective from November 6, 2004 to January 29, 2005. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

UPS [***] - Incentives Off Effective Rates	N-[***]

Weight (lbs)	Zones

I and up	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Addendum B Page 6 of 11

Incentives effective from February 5, 2005 to November 3, 2007. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

UPS [***] - Incentives Off Effective Rates	N-[***]

Zones
[***]	[***]

Incentives effective from November 6, 2004 to January 29, 2005. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

*	Shipper agrees to comply with the restrictions required under the Private Express Statute in its UPS [***] letters.

UPS [***] * - Incentives Off Effective Rates	N-[***]

Zones
[***]	[***]

Incentives effective from February 5, 2005 to November 3, 2007. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

*	Shipper agrees to comply with the restrictions required under the Private Express Statute in its UPS [***] letters.

UPS [***] * - Incentives Off Effective Rates	N-[***]

Zones
[***]	[***]

Incentives effective from November 6, 2004 to January 29, 2005. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

*	Shipper agrees to comply with the restrictions required under the Private Express Statute in its UPS [***] letters.

UPS [***] * - Incentives Off Effective Rates	N-[***]

Zones
[***]	[***]

Incentives effective from February 5, 2005 to November 3, 2007. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

*	Shipper agrees to comply with the restrictions required under the Private Express Statute in its UPS [***] letters.

UPS [***] - Incentives Off Effective Rates	N-[***]

Weight (lbs)	Zones

1 and up	[***]

Incentives effective from November 6, 2004 to January 29, 2005. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

UPS [***] - Incentives Off Effective Rates	N-[***]

Weight (lbs)	Zones

1 and up	[***]

Incentives effective from February 5, 2005 to November 3, 2007. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

UPS [***] - Incentives Off Effective Rates	N-[***]

Weight (lbs)	Zones

1 and up	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Addendum B Page 7 of 11

Incentives effective from November 6, 2004 to January 29, 2005. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

UPS [***] - Incentives Off Effective Rates	N-[***]

Weight (lbs)	Zones

1 and up	[***]

Incentives effective from February 5, 2005 to November 3, 2007. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

UPS [***] - Incentives Off Effective Rates	N-[***]

Weight (lbs)	Zones

1 - 5	[***]
6 - 10	[***]
11 - 20	[***]
21 - 70	[***]
71 - 150	[***]

Incentives effective from November 6, 2004 to January 29, 2005. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

UPS [***] - Incentives Off Effective Rates	N-[***]

Weight (lbs	Zones

1 - 5	[***]
6 - 10	[***]
11 - 20	[***]
21 - 70	[***]
71 - 150	[***]

Incentives effective from February 5, 2005 to November 3, 2007. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

UPS [***] - Incentives Off Effective Rates	N-[***]

Weight (lbs)	Zones

1 - 5	[***]
6 - 10	[***]
11 - 20	[***]
21 - 70	[***]
71 - 150	[***]

Incentives effective from November 6, 2004 to January 29, 2005. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

UPS [***] -Incentives Off Effective Rates	N-[***]

Weight (lbs)	Zones

1 - 5	[***]
6 - 10	[***]
11 - 20	[***]
21 - 70	[***]
71 - 150	[***]

Incentives effective from February 5, 2005 to November 3, 2007. Commitment levels for UPS [***] are at least [***]. This incentive shall also be extended to UPS [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

UPS [***]	N-[***]

UPS will apply the [***] factor below for any package shipped using the indicated service to the indicated zone. All shippers, services and zones not specified will be billed using the [***] factor indicated in the UPS Rate and Service Guide effective at the time of shipment.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Addendum B Page 8 of 11

[***]

Incentives valid from November 6, 2004 to January 29, 2005.

The [***] will apply to account numbers specified in Addendum A, Section 1, 2

UPS [***]	N-[***]

UPS will apply the [***] factor below for any package shipped using the indicated service to the indicated zone. All shippers, services and zones not specified will be billed using the [***] factor indicated in the UPS Rate and Service Guide effective at the time of shipment.

[***]

Incentives valid from February 5, 2005 to November 3, 2007.

The [***] Factor will apply to account numbers specified in Addendum A, Section 1, 2

UPS [***]	N-[***]

UPS will apply the [***] factor below for any package shipped using the indicated service to the indicated zone. All shippers, services and zones not specified will be billed using the [***] factor indicated in the UPS Rate and Service Guide effective at the time of shipment.

[***]

Incentives valid from November 6, 2004 to January 29, 2005.

The [***] Factor will apply to account numbers specified in Addendum A, Section 1, 2

UPS [***]	N-[***]

UPS will apply the [***] factor below for any package shipped using the indicated service to the indicated zone. All shippers, services and zones not specified will be billed using the [***] factor indicated in the UPS Rate and Service Guide effective at the time of shipment.

[***]

Incentives valid from February 5, 2005 to November 3, 2007.

The [***] Factor will apply to account numbers specified in Addendum A, Section 1, 2

UPS [***]	N-[***]

UPS will apply the [***] factor below for any package shipped using the indicated service to the indicated zone. All shippers, services and zones not specified will be billed using the [***] factor indicated in the UPS Rate and Service Guide effective at the time of shipment.

[***]

Incentives valid from November 6, 2004 to January 29, 2005.

The [***] Factor will apply to account numbers specified in Addendum A, Section 1, 2

UPS [***]	N-[***]

UPS will apply the [***] factor below for any package shipped using the indicated service to the indicated zone. All shippers, services and zones not specified will be billed using the [***] factor indicated in the UPS Rate and Service Guide effective at the time of shipment.

[***]

Incentives valid from February 5, 2005 to November 3, 2007.

The [***] Factor will apply to account numbers specified in Addendum A, Section 1, 2

Portfolio Tier Incentive

Each eligible package will receive an incentive per the following schedule based on a [***] rolling average of eligible packages tendered to UPS. The band determination is based on the cumulative [***] (excluding accessorials and surcharges, unless otherwise specified). The incentives will be administered on a weekly basis.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Addendum B Page 9 of 11

Service(s)
[***]

[***]	The incentives shall also be extended to [***].

Incentives effective from November 6, 2004 to January 29, 2005. The following additional products will be included in determining the appropriate [***].

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

*	Shipper agrees to comply with the restrictions required under the Private Express Statute in its UPS [***] letters.

Minimum Net Charge

For each shipment, Customer agrees to pay the greater of the (a) net shipment charge based on the above incentives or (b) the minimum net shipment charge.

Service	Minimum Per	Zone	Base Rate	Adjustment
[***]	[***]	[***]	[***]

Service	Minimum Per	Zone	Minimum Net Package Charge
[***]	[***]	[***]	[***]

Portfolio Tier Incentive

Each eligible package will receive an incentive per the following schedule based on a [***] rolling average of eligible packages tendered to UPS. The band determination is based on the cumulative [***] (excluding accessorial and surcharges, unless otherwise specified). The incentives will be administered on a weekly basis.

Service(s)
[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Addendum B Page 10 of 11

Service(s)

[***]

[***]	The incentives shall also be extended to [***]

Incentives effective from February 5, 2005 to November 3, 2007. The following additional products will be included in determining the appropriate [***]

The incentives stated above apply to account numbers specified in Addendum A, Section 1, 2

*	Shipper agrees to comply with the restrictions required under the Private Express Statute in its [***] letters.

Minimum Net Charge

For each shipment, Customer agrees to pay the greater of the (a) net shipment charge based on the above incentives or (b) the minimum net shipment charge.

Service	Minimum Per	Zone	Base Rate	Adjustment
[***]	[***]	[***]	[***]

Service	Minimum Per	Zone	Minimum Net Package Charge
[***]	[***]	[***]	[***]

1.	Incentives are based on and derived from the most recently published list rates and adjusted periodically pursuant to the terms and conditions of the Carrier Agreement. Updated rate charts will be made available to Customer in January of subsequent contract years by contacting your UPS account executive.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Addendum B Page 11 of 11

Contract Carrier Agreement

Addendum C

Terms of Contract

Customer and UPS agree that the dates referenced in Addendum B are week ending dates and that incentives will apply beginning the Monday of the applicable week.

Customer and UPS agree that the revenue tier calculation is not bound by individual service levels, and commitment levels by service are suggested levels required to reach the specific [***]. A [***] adjustment of [***] for packages less than [***] will be added to this agreement effective January 3, 2005.

This addendum supersedes any previous addendum as of the effective date.

INITIAL & DATE

By:	United Parcel Service :	/s/ Illegible	Account:	MS 12/10/04

This contract offer is void if an executed copy is not returned to UPS by 01/08/05.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Addendum C Page 1 of 1

ATTACHMENT A

Shipper List

[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

ADDENDUM TO

PROVIDE COMMERCE

UPS CARRIER AGREEMENT

Provide Commerce, Inc. including all of its subsidiaries (Customer), And United Parcel Service, Inc. an Ohio corporation (UPS), hereby agree that the UPS Carrier Agreement (P960010845), effective 12/18/04, is amended as follows:

The following is added to the Carrier Agreement:

The Customer and UPS agree that payment of UPS invoices shall be due within [***] after receipt of each UPS invoice. A late payment fee, as described in the UPS Tariff and UPS Terms and Conditions of Service (which are available at www.ups.com) in effect at the time of shipping, will be assessed if payment is not received by UPS within [***] of the invoice due date.

It is further agreed that except as amended hereby, the Agreement shall remain in full force and effect.

This Agreement shall be considered withdrawn if not signed by both parties on or before January 8, 2005

(Customer) PROVIDE COMMERCE		(Carrier) UNITED PARCEL SERVICE, INC.

By:	/s/ Mark Sottosanti	By:	/s/ Illegible
	(An Authorized Representative)		(An Authorized Representative)

Title:	SVP, Planning & Logistics	Title:	Account Manager

Address:	5005 Wateridge Vista Dr	Address:	7925 Ronson Rd

	San Diego, Ca 92121		San Diego, Ca 92111

Date Signed:	12/10/04	Date Signed:	12/10/04

		Effective Date:	12/18/04

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.